UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
September 22, 2014 (September 19, 2014)
Date of Report (date of earliest event reported)
_______________________
TRANSCEPT PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1003 W. Cutting Blvd., Suite #110
Point Richmond, California 94804
(Address of principal executive offices)
(510) 215-3500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
As reported on a Current Report on Form 8-K filed on September 25, 2013 with the Securities and Exchange Commission, on September 24, 2013, Transcept Pharmaceuticals, Inc. (“Transcept” or the “Company”) entered into a License Agreement (the “License Agreement”) with Shin Nippon Biomedical Laboratories, Ltd., a Japanese corporation (“SNBL”) for treatment of acute migraine. Under the License Agreement, SNBL granted Transcept certain rights relating to SNBL's proprietary nasal drug delivery technology in order to develop a new product, designated TO-2070 (the “Product”), that incorporates dihydroergotamine as the active drug.
On September 19, 2014, Transcept and SNBL entered into a Termination Agreement and Release (the “Termination Agreement”) providing for the termination of the License Agreement and certain related agreements (collectively, the “Terminated Agreements”). In addition, pursuant to the Termination Agreement:

•	Each party has granted to the other a waiver of all rights under, and release of certain claims relating to, the Terminated Agreements;

•	All rights and licenses granted to Transcept under the Terminated Agreements shall terminate and revert to SNBL;

•	SNBL is obligated to pay a percentage of net licensing revenues received by SNBL from the Product up to a maximum of $2.0 million;

•	Transcept has agreed to transfer certain know-how, regulatory materials and approvals, and intellectual property to SNBL; and

•
Certain provisions of the Terminated Agreements shall survive, including, with respect to the License Agreement, provisions relating to confidentiality, limitations of liability, indemnification, reversion of rights, and dispute resolution.

The Termination Agreement includes customary provisions regarding confidentiality and limitation of liability.
The foregoing description of the Termination Agreement is not complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which Transcept intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending September 30, 2014.
Item 1.02 Termination of a Material Definitive Agreement.
Reference is made to the disclosure under Item 1.01 hereof, which is incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.

Date: September 22, 2014	By:	/s/ Leone D. Patterson
Name: Leone D. Patterson
Title: Vice President, CFO